UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2004

______________________________

THE BOSTON BEER COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-14092	04-3284048
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

75 Arlington Street, Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (617) 368-5000

(Former Name or Former Address, if Changed Since Last Report): Not Applicable
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

      This current report on Form 8-K is filed in order to allow the following information to be incorporated by reference into the previously filed registration statements of The Boston Beer Company, Inc., including registration statements on Forms 8-S, in accordance with the requirements of such forms:

Indemnification of Directors and Officers

Business Corporation Act.

      Section 8.51 of Chapter 156D of the General Laws of the Commonwealth of Massachusetts, which became effective on July 1, 2004, authorizes a Massachusetts corporation to indemnify any individual who is a party to a proceeding because such individual serves as a director of such corporation (or who, while serving as a director, at the corporation's request, served as a director, officer, partner, trustee, employee or agent of another organization) against any liability incurred in the proceeding if either: (1) (a) such individual conducted himself or herself in good faith; and (b) such individual reasonably believed that his or her conduct was in the best interests of the corporation or that his or her conduct was at least not opposed to the best interests of the corporation; and (c) in the case of any criminal proceeding, such individual had no reasonable cause to believe his or her conduct was unlawful; or (2) such individual engaged in conduct for which he or she shall not be liable under a provision of the corporation's articles of organization eliminating or limiting the personal liability of a director to the corporation for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability, which provision may not eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the corporation or its shareholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for improper distributions to shareholders, or (d) for any transaction from which the director derived an improper personal benefit. Section 8.51 of Chapter 156D prohibits a Massachusetts corporation from indemnifying a director if the director's conduct does not satisfy the standards set forth in Section 8.51.

      In addition, Section 8.52 of Chapter 156D requires a Massachusetts corporation to indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he or she was a party because he or she was a director of the corporation against reasonable expenses incurred by him or her in connection with the proceeding.

      Under Section 8.53 of Chapter 156D, a Massachusetts corporation is permitted to, before final disposition of a proceeding, advance funds to pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding because he or she is a director if he or she delivers to the corporation: (1) a written affirmation of his or her good faith belief that he or she has met the statutory standard of conduct described in Section 8.51 or that the proceeding involves conduct for which liability has been eliminated under a provision of the corporation's articles of organization; and (2) his or her written undertaking to repay any funds advanced if he or she is not entitled to mandatory indemnification under Section 8.52 and it is ultimately determined that he or she has not met the statutory standard of conduct described in Section 8.51. Authorizations for the advancement of expenses are required to be made (1) by a majority vote of the corporation's disinterested directors (or a committee comprised of two or more disinterested directors) or (2) by a vote of the shareholders (excluding shares owned by or voted under the control of a director who at the time does not qualify as disinterested director); or (3) as otherwise permitted by law.

      Section 8.54 of Chapter 156D permits a director of a Massachusetts corporation who is a party to a proceeding because he or she is a director to apply for indemnification or an advance for expenses to the court conducting the proceeding or to another court of competent jurisdiction.

      Under Section 8.55 of Chapter 156D, a Massachusetts corporation may not indemnify a director under Section 8.51 unless authorized for a specific proceeding after a determination has been made that indemnification of a director is permissible because he or she meets the standard of conduct set forth in Section 8.51.

      Section 8.56 of Chapter 156D permits a Massachusetts corporation to indemnify and advance expenses to an officer of the corporation who is a party to a proceeding because he or she is an officer of the corporation (or


who, while serving as an officer, at the corporation's request, served as a director, officer, partner, trustee, employee or agent of another organization) to the same extent as a director and if he or she is an officer but not a director, to such further extent as may be provided by the articles of organization, the bylaws, a resolution of the board of directors, or contract except for liability arising out of acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. An officer of a corporation who is not a director is entitled to mandatory indemnification under Section 8.52, and may apply to a court for indemnification or an advance for expenses under Section 8.54, in each case to the same extent to which a director may be entitled to indemnification or advance under those provisions.

Articles of Organization and By-Laws

Article VI of the Articles of Organization of the registrant provides in relevant part as follows:

      No Director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director notwithstanding any statutory provision or other law imposing such liability, except for liability of a Director (i) for any breach of the Director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 61 or 62 of Chapter 156B of the Massachusetts General Laws, or (iv) for any transaction from which the Director derived an improper personal benefit. No amendment or repeal of this paragraph shall apply to or have any effect on the liability or alleged liability of any Director of the corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal.

Article 7 of the registrant's By-Laws, as amended, provides as follows:

Section 7.1 Definitions. For purposes of this Article 7:

      (a)   "Director - or - Officer" means any person who is serving or has served as a Director, officer or employee of the Corporation appointed or elected by the Board of Directors or the stockholders of the Corporation, or any Director, officer or employee of the Corporation who is serving or has served at the request of the Corporation as a Director, officer, trustee, principal, partner, member of a committee, employee or other agent of any other organization, or in any capacity with respect to any employee benefit plan of the Corporation or any of its subsidiaries.

      (b)   "Proceeding" means any action, suit or proceeding, whether civil, criminal, administrative or investigative, brought or threatened in or before any court, tribunal, administrative or legislative body or agency, and any claim which could be the subject of a Proceeding.

      (c)   "Expense" means any fine or penalty, and any liability fixed by a judgment, order, decree or award in a Proceeding, any amount reasonably paid in settlement of a Proceeding and any professional fees and other disbursements reasonably incurred in connection with a Proceeding. The term "Expense" shall include any taxes or penalties imposed on a Director or Officer with respect to any employee benefit plan of the Corporation or any of its subsidiaries.

      Section 7.2 Right to Indemnification. Except as limited by law or as provided in Sections 7.3 and 7.4 of this Article 7, each Director or Officer (and his heirs and personal representatives) shall be indemnified by the Corporation against any Expense incurred by him in connection with each Proceeding in which he is involved as a result of his serving or having served as a Director or Officer.

      Section 7.3 Indemnification not Available. No indemnification shall be provided to a Director or Officer with respect to a Proceeding as to which it shall have been adjudicated that he did not act in good faith in the reasonable belief that his action was in the best interests of the Corporation, or, to the extent that such Proceeding relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan.


      Section 7.4 Compromise or Settlement. In the event that a Proceeding is disposed of by settlement or in the event of any adjudication which, in the opinion of a majority of the disinterested Directors (who may consult or defer to the opinion of the General Counsel or outside counsel to be employed by the Corporation) or, if there are no disinterested Directors, the General Counsel (who may consult or defer to the opinion of outside counsel to be employed by the Corporation), does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with this section 7, the Director or Officer shall be entitled to indemnification unless, as determined by a majority of the disinterested Directors (who may consult or defer to the opinion of the General Counsel or outside counsel to be employed by the Corporation) or, if there are no disinterested directors, the General Counsel (who may consult or defer to the opinion of outside counsel to be employed by the Corporation), such Director or Officer's conduct was such as precludes indemnification under this Section 7.

      Section 7.5 Advances. The Corporation shall pay sums on account of indemnification in advance of a final disposition of a Proceeding upon receipt of an undertaking by the Director or Officer to repay such sums if it is subsequently established that he is not entitled to indemnification pursuant to Sections 7.3 and 7.4 hereof, which undertaking may be accepted without reference to the financial ability of such person to make repayment.

Section 7.6 Not Exclusive. Nothing in this Article 7 shall limit any lawful rights to indemnification existing independently of this Article 7.

      Section 7.7 Insurance. The provisions of this Article 7 shall not limit the power of the Board of Directors to authorize the purchase and maintenance of insurance on behalf of any Director or Officer against any liability incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this Article 7.

Directors' and Officers' Liability Insurance.

      The directors and officers of the registrant are insured under an insurance policy which insures them against claims made during the policy period, and liability arising therefrom, for certain wrongful acts in their capacity as officers and/or directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc.

Date: December 7, 2004	By:	/s/ Martin F. Roper

Name: Martin F. Roper
Title: President and Chief Executive Officer
